FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2008

CHINA PROSPEROUS CLEAN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-144202	27-0141061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4923-Natural Gas Transmission & Distribution	0001402159
(Standard Industrial Classification)	(Central Index Key)

West Side, Public Transportation Gas Filling Center,

Angang Avenue-Middle Part, Yindu District,

Anyang, Henan Province,

Postal code: 455000

The People’s Republic of China

(Address of principal executive offices, including zip code)

86-372-3166864

(Registrant’s telephone number, including area code)

Copy of Communication to:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Phone: 212-219-7783

Fax: 212-219-3604

Acropolis Precious Metals, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On this Form 8-K current report, the registrant, China Prosperous Clean Energy Corporation (formerly “Acropolis Precious Metals, Inc”), is hereinafter referred as "we", or "Company".

Item 8.01 Other Events

Effective October 14, 2008, we changed our name to China Prosperous Clean Energy Corporation and obtained a new trading symbol “CHPC” for our common stock quoted on the NASDAQ Over The Counter Bulletin Board (“OTCBB”).

The new name indicates our primary business operations which include retail and wholesale sales of CNG and LPG and operation of CNG and LPG filling stations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008	China Prosperous Clean Energy Corporation (Formerly "ACROPOLIS PRECIOUS METALS, INC.")

/s/Wei Wang
Wei Wang
Chief Executive Officer, Chairman of the Board